UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 1, 2021

Premier, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36092	35-2477140
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13034 Ballantyne Corporate Place

Charlotte, NC 28277

(Address of Principal Executive Offices) (Zip Code)

(704) 357-0022

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, $0.01 Par Value	PINC	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement

As previously disclosed in Premier Inc.’s (“Premier”) Form 10-Q for the quarter ended September 30, 2021, Premier adopted a plan to reorganize and simplify its subsidiary reporting structure (the “Plan”) and expects to complete the Plan prior to December 31, 2021. In connection with the Plan, on December 1, 2021 Premier Healthcare Alliance, L.P. (“PHA”), Premier Supply Chain Improvement, Inc. (“PSCI”) and Premier Healthcare Solutions, Inc. (“PHSI”), as Co-Borrowers, Premier Services, LLC (“Services”), and certain domestic subsidiaries of the Co-Borrowers, as Guarantors, Wells Fargo Bank, National Association, as Administrative Agent (the “Administrative Agent”), Swing Line Lender and L/C Issuer, other lenders from time to time party thereto, and Wells Fargo Securities, LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as Joint Lead Arrangers and Joint Book Managers, entered into the First Amendment (the “Amendment”), dated December 1, 2021, to the unsecured Credit Agreement, dated as of November 9, 2018 (the “Credit Agreement”).

The Amendment removes Services as “Holdings” (as defined under the Credit Agreement) and releases Services as a guarantor and credit party under the Credit Agreement such that Services and its successors shall have no further obligations thereunder.

The foregoing description of the Amendment to the Credit Agreement is summary in nature and qualified in its entirety by reference to such Amendment, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference. All other terms of the Credit Agreement remain the same and are described in more detail in Premier’s Annual Report on Form 10-K, previously filed with the Securities and Exchange Commission on August 17, 2021.

In the ordinary course of their business, the lenders and certain of their affiliates have in the past or may in the future engage in investment and commercial banking or other transactions of a financial nature with Co-Borrowers or their affiliates, including the provision of certain advisory services and the making of advances under the Credit Agreement and other loans to Co-Borrowers and their affiliates.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits.

10.1	First Amendment to Credit Agreement, dated as of December 1, 2021 by and among Premier Healthcare Alliance, L.P., Premier Supply Chain Improvement, Inc. and Premier Healthcare Solutions, Inc., as Co-Borrowers, Premier Services, LLC and certain domestic subsidiaries of the Co-Borrowers, as Guarantors, Wells Fargo Bank, National Association, as Administrative Agent, Swing Line Lender and L/C Issuer, other lenders from time to time party thereto, and Wells Fargo Securities, LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated as Joint Lead Arrangers and Joint Book Managers.

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Premier, Inc.

	By:	/s/ Michael J. Alkire
		Name:	Michael J. Alkire
		Title:	President and Chief Executive Officer
Date: December 1, 2021